BLUE SHOES MINING, INC.

                                     BY-LAWS


                              ARTICLE I -- OFFICES



Section 1.1  Office
- -------------------

     The principal office of the corporation within the State of Nevada shall be located at 428 South Fourth Street, Las Vegas, Nevada 89101.


Section 1.2  Other Offices
- --------------------------

     The corporation may also have such other offices, either within the State of Nevada, as the Board of Directors may from time to time determine or the business of the corporation may require.


                           ARTICLE II -- STOCKHOLDERS


Section 2.1  Annual Meeting
- ---------------------------

     An annual meeting of the stockholders, for the selection of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at a location designated by the Board of Directors on the first Wednesday in February, or if such date shall fall on a holiday, the next business day thereafter.


Section 2.2  Special Meetings
- -----------------------------

     Special meetings of the stockholders, for any purpose or purposes prescribed in the notice of the meeting, may be called by the Board of Directors, the President, the chief executive officer, or their holders of not less than one-tenth of all the shares entitled to vote at the meeting, and shall be held at such place, on such date, and at such time as they or he shall fix.

Section 2.3  Notice of Meetings
- -------------------------------

     Written  notice  of  the  place,  date  and  time  of all  meetings  of the stockholders shall be given, not less than ten (10) nor more than sixty (60) days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or required b law (meaning, here and hereinafter, as required from time to time by the laws of the State of Nevada or the Articles of Incorporation).

     When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty days after the date for which the meeting was originally noticed, or if a new recorded date is fixed for the adjourned meeting, written notice of the place, date, and time of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.


Section 2.4  Quorum
- -------------------

     At any meeting of the stockholders, the holders of a majority of all of the shares of stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law.

     If a quorum shall fail to attend any meting, the chairman of the meeting or the holders of a majority of the shares of the stock entitle to vote who are present, in person or by proxy, may adjourn the meeting to another place, date or time.

     If a notice of any adjourned special meeting of stockholders is sent to all stockholders entitled to vote thereat, stating that it will be held with those present constituting a quorum, then except as otherwise required by law, those present at such adjourned meeting shall constitute a quorum, and all matters shall be determined by a majority of the votes cast at such meeting.

Section 2.5  Organization
- -------------------------

     Such person as the Board of Directors may have designated or, in the absence of such a person, the highest ranking officer of the corporation who is present shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Secretary or the corporation, the secretary of the meeting shall be such person as the chairman appoints.

Section 2.6  Conduct of Business
- --------------------------------

     The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him in order.


Section 2.7  Proxies and Voting
- -------------------------------

     At any meeting of the stockholders, every stockholder entitled to vote in person or by proxy authorized by an instrument in writing filed in accordance with the procedure established for the meeting.

     Each stockholder shall have one vote for every share of stock entitled to vote which is registered in his name on the record date for the meeting, except as otherwise provided herein or required by law.

     All voting, except on the election of directors and where otherwise required by law, may be by a voice vote; provided, however, that upon demand therefor by a stockholder entitled to vote or his proxy, a stock bote shall be taken. Every stock vote shall be taken by ballots, each of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting. Every vote taken by ballots shall be counted by an inspector or inspectors appointed by the chairman of the meeting.

     If a quorum is present, the affirmative vote of the majority of the shares represented at the meetings and entitled to vote on the subject matter shall be the act of the stockholders, unless the vote of a greater number or voting by class is required bu law, the Articles of Incorporation, or these By-laws.


Section 2.8  Stock List
- -----------------------

     A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in his name, shall be open to the examination of any such stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten (10) days prior to the meeting, either at a place withing the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held.

     The stock list shall also be kept at the place of the meeting during the whole time thereof and shall be open to the examination of any such stockholder who is present. This list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.


Section 2.9  Participation in Meetings by Conference Telephone
- --------------------------------------------------------------

    Any action, except the election of directors, which may be taken by the vote of the stockholders at a meeting, may be taken without a meeting if authorized by the written consent of the stockholders holding at least a majority of the voting power; provided:

     (a) That if any greater proportion of voting power is required for such action at a meeting, then such greater proportion of written consents shall be required; and

     (b) That this general provision shall not supersede any specific provision for action by written consent required by law.


                 ARTICLE III -- BOARD OF DIRECTORS

Section 3.1   Number and Term of Office
- ---------------------------------------

     The number of directors who shall constitute the whole board shall be such number not less than three (3) nor more than seven (7) as the Board of directors shall at the time have designated. Each director shall be selected for a term of one year and until his successor is elected and qualified, except as otherwise provided herein or required by law.

     Whenever the authorized number of directors is increased between annual meetings of the stockholders, a majority of the directors for the balance of a term and until their successors are elected and qualified. Any decrease in the authorized number of directors shall not become effective until the expiration of the term of the directors then in office unless, at the time of such decrease, there shall be vacancies on the board which are being eliminated by the decrease.


Section 3.2  Vacancies
- ----------------------

     If the office of any director becomes vacant by reason of death, resignation, disqualification, removal or by other cause, a majority of the directors remaining in office, although less than a quorum, may elect a successor for the unexpired term and until his successor is elected and qualified.

Section 3.3  Regular Meetings
- -----------------------------

     Regular meetings of the Board of Director shall be held at such place or places, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required.


Section 3.4  Special Meetings
- -----------------------------

     Special Meetings of the Board of Directors may be called by one-third of the directors then n office or by the chief executive officer and shall be held at such place, on such date and at such time as they or he shall fix. Notice of the place, date and time of each such special meeting shall be given by each director by whom it is not waived by mailing written notice not less than three days before the meeting or by telegraphing the same not less than eighteen hours before the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.


Section 3.5  Quorum
- -------------------

     At any meeting of the Board of Directors, a majority of the total number of the whole board shall constitute a quorum for all purposes. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date or time, without further notice or waiver thereof.


Section 3.6  Participation in Meetings by Conference Telephone
- --------------------------------------------------------------

     Members of the Board of Directors or of any committee thereof, may participate in a meeting of such board or committee by means of conference telephone or similar communications equipment that enables all persons participating in the meting to hear each other. Such participation shall constitute presence in person at such meeting.

Section 3.7  Conduct of Business
- --------------------------------

     At any meeting of the Board of Directors, business shall be transacted in such order and manner as the board may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present, except as otherwise provided herein or required by law. Action may be taken by the Board of Directors without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors.


Section 3.8  Powers
- -------------------

     The Board of Directors may, except as otherwise required by law, exercise all such powers and do all such acts and things as may be exercised or done by the corporation, including, without limiting the generality of the foregoing, the unqualified power:

     (a)  To declare dividends from time to time in accordance with law;

     (b) To purchase or otherwise acquire any property, rights or privileges on such terms as it shall determine;

     (c) To authorize the creation, making and issuance, in such form as it may determine, of written obligations of every kind, negotiable or non-negotiable, secured or unsecured, and to do all things necessary in connection therewith;

     (d) To remove any officer of the corporation with or without cause, and from time to time to devolve the powers and duties of any officer upon any other person for the time being;

     (e) To confer upon any officer of the corporation the power to appoint, remove and suspend subordinate officers and agents;

     (f) To adopt from time to time such stock option, stock purchase, bonus or other compensation plans for directors, officers and agents of the corporation and its subsidiaries as it may determine;

     (g) To adopt from time to time such insurance, retirement and other benefit plans for directors, officers and agents of the corporation and its subsidiaries as it may determine; and

     (h) To adopt from time to time regulations, not inconsistent with these By-laws, for the management of the corporation's business and affairs.

Section 3.9  Compensation of Directors
- --------------------------------------

     Directors, as such, may receive, pursuant to resolution of the Board of Directors, fixed fees and other compensation for their services as directors, including, without limitation, their services as members of committees of the directors.


Section 3.10  Interested Directors
- ----------------------------------

     No contract or other transaction between the corporation and one or more of its directors, or between the corporation and any other corporation, firm, association or other entity in which one or more of its directors or officers are directors, or have a substantial financial interest, shall be either void or voidable for this reason alone or by reason alone that such director or directors are present at the meeting of the board, or of a committee thereof, which approves such contract or transaction, or that his or their votes are counted for such purpose if any one of that following circumstances exists:

     (a) If the material facts as to such director's interest in such contract or transaction and as to any such common directorship, officership or financial interest are disclosed in good faith or known to by the board or committee and noted in the minutes, and the board or committee approves such contract or transaction by a vote sufficient for such purpose without counting the vote of such interested director, or if the votes of the disinterested directors are insufficient to constitute an act of the board as defined in Section
          3.7 of this Article,  by unanimous vote of the disinterested  parties;
          or

     (b) If the material facts as to such director's interest in such contract or transaction and as to any such common directorship, officership or financial interest are disclosed in good faith or known to the shareholders entitled to vote thereon, and such contract or transaction is approved or ratified by a majority vote of such shareholders, including shares voted by such director; or

     (c) If the contract or transaction is affirmatively established by the party or parties thereto be fair and reasonable as to the corporation at the time it was approved by the board, a committee thereof, or the shareholders.

Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board or a committee thereof which approved such contract or transaction.


Section 3.11   Loans
- --------------------

     The corporation shall not lend money to or use its credit to assist its officers, directors or other control persons without authorization in the particular case by the stockholders, but may lend money to and use its credit to assist any employee, excluding such officers, directors or other control persons of the corporation or of a subsidiary, if such loan or assistance benefits the corporation.



                            ARTICLE IV -- COMMITTEES

Section 4.1  Committees of the Board of Directors
- -------------------------------------------------

     The Board of Directors, by a vote of a majority of the whole board, may from time to time designate committees of the board, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the board and shall, for those committees and any other provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternative members who may replace any absent or disqualified member at any meeting of the committee. Any committee so designated may exercise the power and authority of the Board of Directors to declare a dividend or to authorize the issuance of stock if the resolution which designates the committee or supplemental resolution of the Board of Directors shall so provide. In the absence or disqualification of any member of any committee and any alternate member in his place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.


Section 4.2  Conduct of Business
- --------------------------------

     Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; a majority of the members shall constitute a quorum unless the committee shall consist of one or two members, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of such committee.


                              ARTICLE V -- OFFICERS

Section 5.1  Generally
- ----------------------

     The officers of the corporation shall consist of a president, one or more vice-presidents, a secretary, a treasurer and such other subordinate officers as may from time to time be appointed by the Board of Directors. Officers shall be elected by the Board of Directors, which shall consider that subject at its first meeting after every annual meeting of stockholders. Each officer shall hold his office until his successor is elected and qualified or until his earlier resignation or removal. Any offices of president and secretary shall not be held by the same person.


Section 5.2  President
- ----------------------

     The president shall be the chief executive officer of the corporation. Subject to the provisions of these By-Laws and to the direction of the Board of Directors, he shall have the responsibility for the general management and control of the affairs and business of the corporation and shall perform all duties and have all powers which are commonly incident to the office of chief executive or which are delegated to him by the Board of Directors. He shall have the power to sign all stock certificates, contracts and other instruments of the corporation which are authorized. He shall have general supervision and direction of all of the other officers and agents of the corporation.


Section 5.3  Vice-President
- ---------------------------

     Each vice-president shall perform such duties as the Board of Directors, shall prescribe. In the absence or disability of the President, the vice-president who has served in such capacity for the longest time shall perform the duties and exercise the powers of the president.

Section 5.4  Treasurer
- ----------------------

     The treasurer shall have the custody of the monies and securities of the corporation and shall keep regular books of account. He shall make such disbursements of the funds of the corporation as are proper and shall render from time to time an account of all such transactions and of the financial condition of the corporation.


Section 5.5  Secretary
- ----------------------

     The secretary shall issue all authorized notices from, and shall keep minutes of, all meetings of the shareholders and the Board of Directors. He shall have charge of the corporate books.


Section 5.6  Delegation of Authority
- ------------------------------------

     The Board of Directors may, from time to time, delegate the powers or duties of any officer to any other officer or agents, notwithstanding any provision hereof.


Section 5.7  Removal
- --------------------

     Any officer of the corporation may be removed at any time, with or without cause, by the Board of Directors.


Section 5.8  Action with Respect to Securities of Other
- --------------------------------------------------------
             Corporation
             -----------

     Unless otherwise directed by the Board of Directors, the president shall have the power to vote and otherwise act on behalf of the corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other corporation in which this corporation may hold securities and otherwise to exercise any and all rights and powers which this corporation may possess by reason of its ownership of securities in such other corporation.

                   ARTICLE VI -- INDEMNIFICATION OF DIRECTORS,
                               OFFICERS AND OTHERS


Section 6.1  Generally
- ----------------------

     This corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney's fees), judgements, fines and amount paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or items equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was lawful.

     The corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorney's fees) actually and reasonably incurred to him in connection with the defense of settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnify for such expenses which such court shall deem proper.

Section 6.2  Expenses
- ---------------------

     To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of this action, suit or proceeding referred to in Section 6.1 of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 6.3 of this Article upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this Article.


Section 6.3  Determination by Board of Directors
- -------------------------------------------------

     Any indemnification under Section 6.1 of this Article (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 6.1 of this Article. Such determination shall be made by the Board of Directors by majority vote of a quorum of the disinterested directors, by the shareholders, or by independent legal counsel in a written opinion.


Section 6.4  Not Exclusive of Other Rights
- ------------------------------------------

     The indemnification provided by this article shall not be deemed exclusive of any other rights to which those indemnified may b entitled under any by-law, agreement, vote of shareholders or interested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 6.5  Insurance
- ----------------------

     The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article.

     The corporation's indemnity of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be reduced by any amount such person may collect as indemnification (i) under any policy of insurance purchased and maintained on his behalf by the corporation or
(ii) from such other corporation, partnership, joint venture, trust or other enterprise.


Section 6.6  Violation of the Law
- ---------------------------------

     Nothing contained in this Article, or elsewhere in these By-laws, shall operate to indemnify any director or officer if such indemnification is for any reason contrary to law, either as a matter of public policy, or under the provisions of the Federal Securities Act of 1933, the Securities Exchange Act of 1934, or any other applicable state or federal law.


Section 6.7  Coverage
- ---------------------

     For purposes of this Article, references to "the corporation" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a director, officer, employee or agent of such a constituent corporation or is or was serving at the request of such a constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same capacity.


                              ARTICLE VII -- STOCK

Section 7.1  Certificates of Stock
- ----------------------------------

     Each stockholder shall be entitled to a certificate signed by, or in the name of the corporation by, the President or a Vice-President, and by the Secretary or an Assistant Secretary, or the Treasurer or Assistant Treasurer, certifying the number of shares owned by him. Any of or all of the signatures on the certificate may be facsimile.

Section 7.2  Transfers of Stock
- -------------------------------

     Transfers of stock shall be made only upon the transfer books of the corporation kept at an office of the corporation or by transfer agents designated to transfer shares of the stock of the corporation. Except where a certificate is issued in accordance with Section 7.4 of Article VII of these By-laws, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefor.


Section 7.3  Record Date
- ------------------------

     The Board of Directors may fix a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of any meeting of stockholders, nor more than sixty (60) days prior to the time for the other action hereinafter described, as of which there shall be determined the stockholders who are entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof; to express consent to corporate action in writing without a meeting; to receive payment of any dividend or other distribution or allotment of any rights; or to exercise any rights with respect of any change, conversion, or exchange of stock with respect to any other lawful action.


Section 7.4  Lost, Stolen or Destroyed Certificates
- ---------------------------------------------------

     In the event of the loss, theft or destruction of any certificate of stock, another may be issued in its place pursuant to such regulations as the Board of Directors may establish concerning proof of such loss, theft or destruction and concerning the giving of a satisfactory bond or bonds of indemnity.


Section 7.5  Regulations
- ------------------------
     The issue, transfer, conversion and registration of certificates of stock shall be governed by such other regulations as the Board of Directors may establish.

                             ARTICLE VIII -- NOTICES

Section 8.1  Notices
- --------------------

     Whenever a notice is required to be given to any stockholder, director, officer, or agent, such requirement shall not be construed to mean personal notice. Such notice may in every instance be effectively given by depositing a writing in a post office or letter box, in a postpaid, sealed wrapper. or by dispatching a prepaid telegram, addressed to such stockholder. director, officer, or agent at his or her address as the same appears on the books of the corporation. The time when such notice is dispatched shall be the time of the giving of the notice.


Section 8.2  Waivers
- --------------------

     A written waiver of any notice, signed by the stockholder, director, officer or agent, whether before or after the time of the event for which notice is given, shall be deemed equivalent to the notice required to be given to such stockholder, director, officer or agent. Neither the business nor the purpose of any meeting need be specified in such a waiver.


                           ARTICLE IX -- MISCELLANEOUS

Section 9.1  Facsimile Signatures
- ---------------------------------

     In addition to the provisions for the use of facsimile signatures elsewhere specifically authorized in these By-laws, facsimile signatures of any officer or officers of the corporation may be used whenever and as authorized by the Board of Directors of a committee thereof.


Section 9.2  Corporate Seal
- ---------------------------

     The Board of Directors may provide a suitable seal, containing the name of the corporation, which seal shall be in the charge of the secretary. If and when so directed by the Board of Directors or a committee thereof, duplicated of the seal may be kept and used by the treasurer or by the assistant secretary or assistant treasurer.

Section 9.3  Reliance Upon Books, Reports and Records
- -----------------------------------------------------

     Each director, each member of any committee designated by the Board of Directors, and each officer of the corporation shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account or other records of the corporation, including reports made to the corporation by any of its officers, by an independent certified public accountant, or by an appraiser selected with reasonable care.


Section 9.4   Fiscal Year
- -------------------------

     The fiscal year of the corporation shall be as fixed by the Board of Directors.


Section 9.5  Time Periods
- -------------------------

     In applying any of these By-laws which require that an act be done or not done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded and the day of the event shall be included.


                             ARTICLE X -- AMENDMENTS

Section 10.1  Amendments
- ------------------------

     These By-laws may be amended or repealed by the Board of Directors at any meeting or by the stockholders at any meeting.

                           CERTIFICATE OF AMENDMENT OF
                                   BY-LAWS OF
                         FISCHER-WATT GOLD COMPANY, INC.

     FISCHER-WATT GOLD COMPANY, INC., a corporation organized and existing under and by virtue of the laws of the State of Nevada, does hereby certify:

     1. That the undersigned are the President and Assistant Secretary of FISCHER-WATT GOLD COMPANY, INC., a Nevada Corporation;

     2. That the following resolution was adopted by the Board of Directors of FISCHER-WATT GOLD COMPANY, INC., on March 30, 1987 in accordance with the power and authority granted by Section 78.320, Nevada Revised Statutes:

     WHEREAS, at a meeting of the majority of the shareholders of FISCHER-WATT GOLD COMPANY, INC., to amend its By-laws to amend Section 2.1 Annual Meeting.

     RESOLVED: The Shareholders hereby approve the proposal of the Board of Directors to amend the By-laws of Fischer-Watt Gold Company, Inc., as follows:

                           ARTICLE II -- STOCKHOLDERS

     Section 2.1  Annual Meeting
     ---------------------------

     An annual meeting of the stockholders, for the selection of directors to succeed to those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held on a date designated by the Board of Directors not less than one hundred (100) days but no more than one hundred fifty (150) days after the end of the fiscal year of the Corporation. The date and location of the annual meeting shall be designated by the Board of Directors and notice thereof shall be given to the shareholders by first-class mail, postage prepaid, not less than ten (10) nor more than sixty
(60) days before the date of such annual meeting.

CERTIFIED that this is true and correct copy of the Resolution identified above, this 18 day of July 1996.

                                FISCHER-WATT GOLD COMPANY, INC.
                                ----------------------------
                                /s/ George Beattie, President
Attest:
/s/ Robert A. Sampson, Assistant Secretary
- ------------------------------------------

                           CERTIFICATE OF AMENDMENT OF
                                   BY-LAWS OF
                         FISCHER-WATT GOLD COMPANY, INC.

     FISCHER-WATT GOLD COMPANY, INC., a corporation organized and existing under and by virtue of the laws of the State of Nevada, does hereby certify:

     1. That the undersigned are the President and Assistant Secretary of FISCHER-WATT GOLD COMPANY, INC., a Nevada Corporation;

     2. That the following resolutions were unanimously adopted by the Board of Directors of FISCHER-WATT GOLD COMPANY, INC. on July 3, 1990, in accordance with the power and authority conferred by Section 78.315, Nevada Revised Statutes:

     WHEREAS, at a meeting of the Board of Directors held on July 3, 1990, it was deemed advisable, and in the best interest of FISCHER-WATT GOLD COMPANY, INC., to amend its By-laws to specifically provide for corporate offices outside the United States of America;

      IT IS:

     RESOLVED: The Board of Directors does hereby declare it advisable; and, pursuant to ARTICLE X, do hereby amend ARTICLE IX OF the BY-LAWS of FISCHER-WATT GOLD COMPANY, INC. to add the following:

           9.6 Foreign Offices
           -------------------

           In addition to the offices in the United States of America, FISCHER-WATT GOLD COMPANY, INC. may maintain such other offices in such other countries as may be necessary or appropriate for the conduct of business therein. This includes, but is not limited to Costa Rica, Mexico, and the Republic of Honduras for which it is deemed necessary and appropriate for FISCHER-WATT GOLD COMPANY, INC. to maintain an office.

      FURTHER RESOLVED: For the branch office in the Republic of Honduras, Mr. Gabriel Amado Segura Valverde, residing in Moravia, Costa Rica, is hereby appointed to be the authorized business representative of FISCHER-WATT GOLD COMPANY, INC. and Lic. Ramon Discua Rodriguez, of Tegucigalpa, Honduras, is hereby appointed to be the authorizes legal representative of FISCHER-WATT GOLD COMPANY, INC. The President and Secretary of FISCHER-WATT GOLD COMPANY, INC. are authorized to execute such documents, including Powers of Attorney, as may be necessary to implement the above.

     IN WITNESS WHEREOF, FISCHER-WATT GOLD COMPANY, INC. a Nevada corporation, has caused this Certificate to be executed in its name by its President and attested to by its Secretary this 3rd day of July 1990.

                                FISCHER-WATT GOLD COMPANY, INC.

                                By /s/ W. Perry Durning
                                   ----------------------------
                                   President

ATTEST:
/s/ Joel Heath
- --------------------
Secretary

STATE OF NEVADA)
                           )SS.
COUNTY OF WASHOE)

On this 3 of July in the year 1990, before me, Robert A. Sampson, a Notary Public in and for state of Nevada, personally appeared before me, W. Perry Durning who is President and Joel Heath is who is Secretary of Fischer-Watt Gold Company, Inc., a Nevada Corporation, who are personally known to me to be the persons who executed the above instrument on behalf of said corporation, and acknowledged to me that they executed the same for the purposes therein stated.

/s/ Robert A. Sampson
Notary Public

                           CERTIFICATE OF AMENDMENT OF
                                   BY-LAWS OF
                         FISCHER-WATT GOLD COMPANY, INC.

     FISCHER-WATT GOLD COMPANY, INC., a corporation organized and existing under and by virtue of the laws of the State of Nevada, does hereby certify:

     1. That the undersigned are the President and Assistant Secretary of FISCHER-WATT GOLD COMPANY, INC., a Nevada Corporation;

     2.  Pursuant  to the  provisions  of Section  78.315 of the Nevada  General
Corporation Law, the directors of Fischer-Watt Gold Company, Inc. (the "Corporation") adopted the following resolution as if such action had been taken at a meeting of the directors of the Corporation duly called and held on March 11, 1996.

     RESOLVED, that the by-laws of the Corporation are hereby amended to include the following new Section 7.6 thereof to read in its entirety as follows:


     Section 7.6  Transfer of Regulation S Securities
     ------------------------------------------------

     With respect to any and all equity securities offered and sold outside the United States pursuant to Rule 903(c)(3) of Regulation S under the Securities Act of 1933, as amended, the corporation shall refuse to register any transfer of such securities not made in accordance with the provisions of Regulation S; provided however, that if such securities are in bearer form or foreign law prevents the corporation from refusing to register securities transfers, other reasonable procedures (such as legend inscribed in paragraph (c)(3)(iii)(B)(3) of Rule 903 of Regulation S) shall be implemented to prevent any transfer of such securities not made in accordance with the provisions of Regulation S.

     CERTIFIED that this is true and correct copy of the Resolution identified above, this 18 day of July 1996.

                       FISCHER-WATT GOLD COMPANY, INC.

                       /s/ George Beattie, President
                       -----------------------------
                            George Beattie, President

Attest:
/s/ Robert A. Sampson
- --------------------------------------
Robert A. Sampson, Assistant Secretary